UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Lordstown Motors Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it has not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Under the Nasdaq Listing Rules, the Company has 60 calendar days from the date it received the Notice, or until July 27, 2021, to file the Q1 2021 Form 10-Q with the SEC or submit a plan to regain compliance with the Nasdaq Listing Rules. The Notice has no immediate impact on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

If the Company is unable to file the Q1 2021 Form 10-Q with the SEC by July 27, 2021, the Company is permitted to submit a plan to regain compliance with the Nasdaq Listing Rules on or prior to that date. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Q1 2021 Form 10-Q, or until November 22, 2021, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If the Company fails to timely regain compliance with the Nasdaq Listing Rules, the common stock of the Company will be subject to delisting on the Nasdaq Capital Market.

We are continuing to work diligently to finalize and file the Q1 2021 Form 10-Q as soon as possible within the timeline prescribed by Nasdaq. In the event the Company is unable to file the Q1 2021 Form 10-Q by July 27, 2021, the Company plans to submit a plan of compliance to Nasdaq and seek additional time to retain compliance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit

Number Description

99.1Press Release of Lordstown Motors Corp. dated June 4, 2021

104Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Julio Rodriguez
	Name:	Julio Rodriguez
	Title:	Chief Financial Officer
Date: June 4, 2021